EXHIBIT 10.2
Award Number: ____

PERICOM SEMICONDUCTOR CORPORATION
2001 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Pericom Semiconductor Corporation, a California corporation, (the “Company”), pursuant to its 2001 Stock Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”), the number of shares of the Company’s Common Stock set forth below (the “Shares”). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement that is attached hereto (the “Restricted Stock Award Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Award Agreement) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Award Agreement.

Grantee:

Date of Grant:

Total Number of Shares of Restricted Stock:	Shares

Purchase Price:	$_______________________________________________________________

Vesting Schedule:
[To be specified in individual Grant Notices. Note that Awards must vest over a period of not less than 4 years] Subject to the Grantee’s Continuous Service and other limitation set forth in this Grant Notice, the Plan and the Restricted Stock Award Agreement, this Award shall vest in accordance with the Vesting Schedule.

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THIS RESTRICTED STOCK AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RESTRICTED STOCK AWARD AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL

The Grantee acknowledges receipt of a copy of the Plan and the Restricted Stock Award Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Grant Notice, the Plan, and the Restricted Stock Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan and the Restricted Stock Award Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Award Agreement, and separately hereby agrees that all disputes arising out of or relating to this Grant Notice, the Plan and the Restricted Stock Award Agreement shall be resolved in accordance with Section 11 of the Restricted Stock Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Grant Notice. [If the Grantee is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice.]

PERICOM SEMICONDUCTOR CORPORATION:	GRANTEE:
By:	By:
Print Name:	Print Name:

Title:
Address:	Address:

PERICOM SEMICONDUCTOR CORPORATION
2001 STOCK INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

1. Award of Restricted Stock.

(a) Award. In consideration of the Grantee’s agreement to remain in the service or employ of Pericom Semiconductor Corporation, a California corporation (the “Company”), or a Related Entity and for other good and valuable consideration, the Company hereby grants as of the Date of Grant set forth in the Restricted Stock Award Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an award (the “Award”) with respect to the number of shares of Common Stock set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Award Agreement (this “Agreement”) and the Company’s 2001 Stock Incentive Plan, as amended from time to time (the “Plan”).

(b) Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

(c) Incorporation of Terms of Plan. The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

(d) Purchase Price; Book Entry Form. The purchase price of the Shares is set forth on the Grant Notice. At the sole discretion of the Administrator, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Grantee in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Section 2(d) hereof, the Company shall cause certificates representing the Shares to be issued to the Grantee; or (ii) certificate form pursuant to the terms of Sections 1(e) and 1(f) hereof.

(e) Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Administrator):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [____________ __, 200_], BY AND BETWEEN PERICOM SEMICONDUCTOR CORPORATION AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”
(f) Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed; in such event the Grantee shall not retain physical custody of any certificates representing unvested Shares issued to him or her.

2. Restrictions.

(a) Forfeiture. Any Award which is not vested as of the date the Grantee ceases to be an Employee or Consultant shall thereupon be forfeited immediately and without any further action by the Company. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 4 hereof and the exposure to forfeiture set forth in this Section 2(a).

(b) Vesting and Lapse of Restrictions. Subject to Sections 2(a) and 2(c) hereof, the Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice. During any authorized leave of absence, the Award shall cease to vest after the leave of absence exceeds a period of ninety (90) days. Vesting shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Award shall continue only to the extent determined by the Administrator as of such change in status.

(c) Acceleration of Vesting. Notwithstanding Sections 2(a) and 2(b), the Award shall be subject to the provisions of Section 11 of the Plan relating to vesting acceleration in connection with a Corporate Transaction, Change in Control or Related Entity Disposition and, as applicable, non-assumption or replacement of the Award or specified termination of the Grantee’s Continuous Service.

(d) Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):

(i) No certificates representing Shares shall be delivered to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of the Grantee resulting from the grant of Shares or the lapse or removal of the Restrictions. Upon vesting of the Award, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or his or her legal representative an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

(ii) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Common Stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Administrator may from time to time establish for reasons of administrative convenience.

3. Section 83(b) Election. The Grantee understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the Shares and the Fair Market Value of such Shares at the time the Restrictions on such Shares lapse. The Grantee understands that, notwithstanding the preceding sentence, the Grantee may elect to be taxed at the time of the date of grant, rather that at the time the Restrictions lapse, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within 30 days of the date of grant. In the event the Grantee files an 83(b) Election, the Grantee will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the Shares and the Fair Market Value of such shares as of the date of grant. The Grantee further understands that an additional copy of such 83(b) Election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. The Grantee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the Award hereunder, and does not purport to be complete. THE GRANTEE FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING THE GRANTEE’S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED THE GRANTEE TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE GRANTEE MAY RESIDE, AND THE TAX CONSEQUENCES OF THE GRANTEE’S DEATH.

4. Restricted Stock Not Transferable. No Shares that are subject to Restrictions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4 notwithstanding, with the consent of the Administrator, the Shares may be transferred by gift or domestic relations order to members of the Grantee’s Immediate Family as may be expressly approved by the Administrator, pursuant to any such conditions and procedures the Administrator may require.

5. Rights as Shareholder. Except as otherwise provided herein, upon the date of grant the Grantee shall have all the rights of a shareholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of Shares, the Grantee may be required to execute a shareholders agreement in such form as shall be determined by the Company.

6. Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue to serve as an Employee or Consultant of the Company or any of its Related Entities.

7. Entire Agreement: Governing Law. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

8. Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9. Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall affect the Award without the prior written consent of the Grantee.

10. Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.

11. Dispute Resolution. The provisions of this Section 11 shall be the exclusive means of resolving disputes arising out of or relating to the Grant Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 4 hereof (the “Parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Grant Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by notice of a written statement of the Party’s position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Parties agree that any suit, action, or proceeding arising out of or relating to the Grant Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California located in the City of San Jose, California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection the Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

CONSENT OF SPOUSE

I, ____________________, spouse of _______________, have read and approve the foregoing Restricted Stock Award Agreement (the “Agreement”). In consideration of issuing to my spouse the shares of the common stock of Pericom Semiconductor Corporation set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Pericom Semiconductor Corporation issued pursuant thereto under the community property laws or similar laws relating to marital prop-erty in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, _____
Signature of Spouse

Award Number:

PERICOM SEMICONDUCTOR CORPORATION
2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Pericom Semiconductor Corporation, a California corporation, (the “Company”), pursuant to its 2004 Stock Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”), the number of shares of the Company’s Common Stock set forth below (the “Shares”). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement that is attached hereto (the “Restricted Stock Award Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Award Agreement) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Award Agreement.

Grantee:

Date of Grant:

Total Number of Shares of Restricted Stock:	Shares

Purchase Price:	$_______________________________________________________

Vesting Schedule:
[To be specified in individual Grant Notices. Note that Awards must vest over a period of not less than 4 years.] Subject to the Grantee’s Continuous Service and other limitation set forth in this Grant Notice, the Plan and the Restricted Stock Award Agreement, this Award shall vest in accordance with the Vesting Schedule.

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THIS RESTRICTED STOCK AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RESTRICTED STOCK AWARD AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL

The Grantee acknowledges receipt of a copy of the Plan and the Restricted Stock Award Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Grant Notice, the Plan, and the Restricted Stock Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan and the Restricted Stock Award Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Award Agreement, and separately hereby agrees that all disputes arising out of or relating to this Grant Notice, the Plan and the Restricted Stock Award Agreement shall be resolved in accordance with Section 11 of the Restricted Stock Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Grant Notice. [If the Grantee is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice.]

PERICOM SEMICONDUCTOR CORPORATION:	GRANTEE:
By:	By:
Print Name:	Print Name:

Title:
Address:	Address:

PERICOM SEMICONDUCTOR CORPORATION
2004 STOCK INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

1. Award of Restricted Stock.

(a) Award. In consideration of the Grantee’s agreement to remain in the service or employ of Pericom Semiconductor Corporation, a California corporation (the “Company”), or a Related Entity and for other good and valuable consideration, the Company hereby grants as of the Date of Grant set forth in the Restricted Stock Award Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an award (the “Award”) with respect to the number of shares of Common Stock set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Award Agreement (this “Agreement”) and the Company’s 2004 Stock Incentive Plan, as amended from time to time (the “Plan”).

(b) Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

(c) Incorporation of Terms of Plan. The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

(d) Purchase Price; Book Entry Form. The purchase price of the Shares is set forth on the Grant Notice. At the sole discretion of the Administrator, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Grantee in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Section 2(d) hereof, the Company shall cause certificates representing the Shares to be issued to the Grantee; or (ii) certificate form pursuant to the terms of Sections 1(e) and 1(f) hereof.

(e) Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Administrator):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [____________ __, 200_], BY AND BETWEEN PERICOM SEMICONDUCTOR CORPORATION AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”
(f) Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed; in such event the Grantee shall not retain physical custody of any certificates representing unvested Shares issued to him or her.

2. Restrictions.

(a) Forfeiture. Any Award which is not vested as of the date the Grantee ceases to be an Employee or Consultant shall thereupon be forfeited immediately and without any further action by the Company. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 4 hereof and the exposure to forfeiture set forth in this Section 2(a).

(b) Vesting and Lapse of Restrictions. Subject to Sections 2(a) and 2(c) hereof, the Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice. During any authorized leave of absence, the Award shall cease to vest after the leave of absence exceeds a period of ninety (90) days. Vesting shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Award shall continue only to the extent determined by the Administrator as of such change in status.

(c) Acceleration of Vesting. Notwithstanding Sections 2(a) and 2(b), the Award shall be subject to the provisions of Section 11 of the Plan relating to vesting acceleration in connection with a Corporate Transaction or Change in Control and, as applicable, the non-assumption or replacement of the Award or specified termination of the Grantee’s Continuous Service.

(d) Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):

(i) No certificates representing Shares shall be delivered to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of the Grantee resulting from the grant of Shares or the lapse or removal of the Restrictions. Upon vesting of the Award, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or his or her legal representative an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

(ii) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Common Stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Administrator may from time to time establish for reasons of administrative convenience.

3. Section 83(b) Election. The Grantee understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the Shares and the Fair Market Value of such Shares at the time the Restrictions on such Shares lapse. The Grantee understands that, notwithstanding the preceding sentence, the Grantee may elect to be taxed at the time of the date of grant, rather that at the time the Restrictions lapse, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within 30 days of the date of grant. In the event the Grantee files an 83(b) Election, the Grantee will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the Shares and the Fair Market Value of such shares as of the date of grant. The Grantee further understands that an additional copy of such 83(b) Election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. The Grantee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the Award hereunder, and does not purport to be complete. THE GRANTEE FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING THE GRANTEE’S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED THE GRANTEE TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE GRANTEE MAY RESIDE, AND THE TAX CONSEQUENCES OF THE GRANTEE’S DEATH.

4. Restricted Stock Not Transferable. No Shares that are subject to Restrictions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4 notwithstanding, the Award shall be transferable (i) by will and by the laws of descent and distribution, and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

5. Rights as Shareholder. Except as otherwise provided herein, upon the date of grant the Grantee shall have all the rights of a shareholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of Shares, the Grantee may be required to execute a shareholders agreement in such form as shall be determined by the Company.

6. Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue to serve as an Employee or Consultant of the Company or any of its Related Entities.

7. Entire Agreement: Governing Law. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

8. Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9. Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall affect the Award without the prior written consent of the Grantee.

10. Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.

11. Dispute Resolution. The provisions of this Section 11 shall be the exclusive means of resolving disputes arising out of or relating to the Grant Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 4 hereof (the “Parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Grant Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by notice of a written statement of the Party’s position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Parties agree that any suit, action, or proceeding arising out of or relating to the Grant Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California located in the City of San Jose, California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection the Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

CONSENT OF SPOUSE

I, ____________________, spouse of _______________, have read and approve the foregoing Restricted Stock Award Agreement (the “Agreement”). In consideration of issuing to my spouse the shares of the common stock of Pericom Semiconductor Corporation set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Pericom Semiconductor Corporation issued pursuant thereto under the community property laws or similar laws relating to marital prop-erty in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, _____
Signature of Spouse